Derivatives and Hedging Activities - (Tables)	9 Months Ended
Sep. 30, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of Interest Rate Derivatives
The Operating Partnership is party to interest rate swaps, summarized in the table below, to mitigate the interest rate risk inherent in its senior credit facility. As of September 30, 2019, the Operating Partnership pays a weighted average fixed rate of 1.707% on a total notional amount of $1.5 billion.

Notional Amount	Weighted Average Fixed Rate	Fair Value Asset (Liability)	Effective Date	Maturity Date
(in thousands, except percentages)
$300,000	1.158%	$3,393	September 6, 2019	December 31, 2024
$1,200,000	1.844%	$(9,926)	May 3, 2017	November 30, 2021
400,000	2.252%	(31,370)	October 1, 2019	December 31, 2029
900,000	1.801%	(13,274)	November 30, 2021	December 31, 2024

		$(54,570)